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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 1997


                               IMNET SYSTEMS, INC.
               (Exact name of registrant as specified in charter)



            Delaware                 0-26306                    39-1730068

(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)




        3015 Windward Plaza
        Windward Fairways II                                      30202
         Alpharetta, Georgia                                   (Zip Code)
(Address of principal executive offices)



        Registrant's telephone number including area code (770) 521-5600


  (Former name or former address, if changed since last report) Not applicable


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ITEM 5.           OTHER EVENTS.

                  On June 25, 1997, IMNET Systems, Inc., a Delaware corporation ("Registrant" or "IMNET") acquired 100% of the outstanding stock of Advisoft Consulting, SA, a societe anonyme organized under the laws of France ("Advisoft"), pursuant to a Stock Purchase Agreement ("Agreement"). Advisoft, located in Paris, France, is a consulting and integration services company which has been an IMNET Business Partner since 1993.

         In consideration of the merger and pursuant to the Agreement, Registrant paid $5.1 million in cash and delivered 85,084 shares of Common Stock of Registrant to Advisoft's stockholder. Advisoft's sole stockholder was Mr. Victor Marty. Mr. Marty, the President and founder of Advisoft, will continue with the Company in the capacity of Business Manager. The consideration given to acquire the business of Advisoft was determined as a result of arm's length negotiations between unrelated parties. The Company has accounted for the acquisition as a purchase.

         IMNET Systems, Inc. develops and markets electronic healthcare information management systems that capture, index, store, retrieve and display financial information, clinical information and medical images. The IMNET Electronic Information WarehouseTM, which supplies the missing link for the implementation of the Electronic Medical Record, is a true enterprise-wide solution that integrates with software from most leading Healthcare Information Systems providers. IMNET's World-Wide Web site address is WWW.IMNET.COM.

         Note regarding Private Securities Litigation Reform Act: Statements made by IMNET which are not historical facts are forward looking statements that involve risks and uncertainties and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. IMNET's future financial performance could differ significantly from the expectations of management and from results expressed or implied in this Form 8-K. For example, the integration of the acquired business may not meet expectations. Furthermore, sales outside the United States are subject to incremental risks, including exchange rate fluctuations and long payment cycles. For further information on these and other risk factors, please refer to IMNET's Form 10-K for the year ended June 30, 1996, including the "Business-Risk Factors" section thereof.

448624.3


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ITEM 9.  SALES OF UNREGISTERED SECURITIES PURSUANT TO REGULATION S.

         In connection with the Advisoft acquisition, the Registrant issued 85,084 shares ("Shares") of Common Stock, $.01 par value, to Victor Marty, a resident of France. See Item 5 above. The Shares were valued at approximately $2 million. The Shares were not registered under the Securities Act of 1933, as amended, in reliance upon Regulation S promulgated thereunder.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     IMNET SYSTEMS, INC.



Date:    June 25, 1997        By:    Raymond L. Brwon
                                     Raymond L. Brown
                                     Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



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